UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2003

Aspect Communications Corporation

(Exact name of registrant as specified in its charter)

0-18391
(Commission File Number)

California	94-2974062
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1320 Ridder Park Drive
San Jose, CA 95131
(Address of principal executive offices, with zip code)

(408) 325-2200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

               99.1 Press Release of Aspect Communications Corporation dated April 7, 2003 (preliminary earnings results for first quarter 2003).

Item 9. Regulation FD Disclosure.

In accordance with SEC Release No. 33-8126, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

(a)  On April 7, 2003, Aspect Communications Corporation (the “Company”) issued a press release providing preliminary financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

(b)  On April 8, 2003, the Company held a public webcast in connection with its appearance at a software investing conference. The webcast presentation included a discussion of the Company’s historical operating results using various non-GAAP financial measures, including gross margin excluding the write-off of intangible assets, and operating expenses and operating income, each excluding restructuring charges and the write-off of intangible assets. A “non-GAAP financial measure” is defined as a numerical measure of a company’s performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). Pursuant to the requirements of Regulation G, the Company has posted a reconciliation of all non-GAAP financial measures discussed during the webcast, along with details and links to the webcast, on the Company’s website at http://www.aspect.com/ir/index.cfm.

Management of the Company uses each of gross margin excluding the write-off of intangible assets, and operating expenses and operating income excluding restructuring charges and the write-off of intangible assets, in monitoring and evaluating the Company’s ongoing financial results and trends excluding these items. Management believes this information is also useful for investors because the restructuring charges and the write-off of intangible assets are unusual due to their nature, size and infrequency. As a result, management believes a review of financial results excluding these items provides an important insight into the Company’s operating results and trends. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aspect Communications Corporation

Date: April 9, 2003	By:	/s/ Beatriz V. Infante Beatriz V. Infante, Chairman, President, and Chief Executive Officer

ASPECT COMMUNICATIONS CORPORATION
INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release of Aspect Communications Corporation dated April 7, 2003 (preliminary earnings results for first quarter 2003).